EXHIBIT 21.1
GENESIS ENERGY, L.P.
Subsidiaries of the Registrant

  Genesis Crude Oil, L.P. – Delaware limited partnership (99.99% limited partner interest owned by Genesis Energy, L.P.) – holds 50% interest in Sandhill Group, LLC

  Genesis Pipeline Texas, L.P. – Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)

  Genesis Pipeline USA, L.P. – Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)

  Genesis CO2 Pipeline, L.P. – Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)

  Genesis Natural Gas Pipeline, L.P. – Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)

  Genesis Syngas Investments, L.P. – Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.) – holds 50% interest in T&P Syngas Supply Company

  Genesis Pipeline Alabama, LLC – Alabama limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

  Genesis Energy Finance Corporation – Delaware corporation (owned 100% by Genesis Crude Oil, L.P.)

  Genesis Davison, LLC – Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

  Davison Petroleum Supply, LLC – Delaware limited liability company (100% member interest owned by Genesis Davison, LLC)

  Davison Transportation Services, LLC – Delaware limited liability company (100% member interest owned by Genesis Davison, LLC)

  Davison Transportation Services, Inc. – Delaware corporation (owned 100% by Genesis Davison, LLC)

  Red River Terminals, L.L.C. – Louisiana limited liability company (100% owned by Genesis Davison, LLC)

  Fuel Masters, LLC – Texas limited liability company (100% owned by Davison Petroleum Supply, LLC)

  TDC, L.L.C. – Louisiana limited liability company (100% owned by Davison Petroleum Supply, LLC)

  TDC Energy Services, Inc. – Delaware corporation (100% owned by Genesis Davison, LLC)

  TDC Refinery Services Corp., Inc. – Delaware corporation (100% owned by Genesis Davison, LLC)

  TDC Services Corporation, Inc. – Delaware corporation (100% owned by Genesis Davison, LLC)